UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22839

Eagle Growth and Income Opportunities Fund
(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005
(Address of principal executive offices) (Zip code)

Steven A. Baffico
100 Wall Street, 11th Floor
New York, NY 10005
(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Registrant's telephone number, including area code: (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report
June 30, 2016
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-400-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited)June 30, 2016

Fellow Shareholders:
On behalf of the management teams at Four Wood Capital Advisors LLC (“FWCA”), Eagle Asset Management Inc. (“Eagle”), and Recon Capital Partners LLC (“Recon Capital”), we are pleased to share with you the performance highlights for the Eagle Growth and Income Opportunities Fund for the period from January 1, 2016 to June 30, 2016, along with a review of the markets over the same period.
First Half 2016 Market Overview
The U.S. stock-market return, as measured by the S&P 500 Index1, was positive, up 3.84%2 for the six-month period ended June 30, 2016, but this was a period marked by higher average volatility than 2015, as measured by the CBOE Volatility Index (“VIX”)3. The S&P 500 Index advanced 1.35%2 in the first quarter, followed by an increase of 2.46%2 in the second quarter, despite some quarter end volatility following the United Kingdom’s vote to leave the European Union (commonly referred to as Brexit).
A major rebound in oil prices helped restore confidence in the global economy and boost equities. Crude-oil prices, which rose 30%2 during the first half of 2016 and are currently up more than 80%2 from their bottom in February due to demand growth, supply disruptions and expectations of falling production, helped advance energy stocks nearly 16%2. Dividend-rich “bond proxies”, such as utilities, telecommunications and real-estate investment trusts (REITs), also performed well as the yield on U.S. 10-year Treasury bonds fell to their lowest level since mid-2012, which was also the lowest U.S. 10-year yield in the past 50 years.
Volatility in the option market trended higher in the first half of 2016, with the VIX averaging 18.022 versus 16.682 in 2015. We saw higher volatility in the first quarter of 2016, where the VIX averaged 20.452, but a return to lower levels in the second quarter, with VIX averaging 15.682.
The domestic bond market, as measured by the Barclays U.S. Aggregate Index4, gained 3.03%2 in the first quarter of 2016 and 2.21%2 in the second quarter of 2016, showing gains relative to how the index finished 2015, up 0.55%2. We believe credit spreads have held up well recently, considering the 10-year Treasury note is close to all-time lows.
The strong bond market performance in the first half of the year came, in part, on the back of tightening credit spreads due to the recovery in oil prices, suppressed fears of China’s slowing growth, and mixed, but improving economic data. At the same time, although interest rates had a volatile run, the general trend was lower. As the Federal Reserve failed to convince the market of a summer rate hike and stimulative measures from other central banks around the world drove more of the world’s economies to operate in negative interest rate territory, the yield on the 10-year Treasury note dropped 0.80 percentage points during the period to 1.47%.
Eagle Growth and Income Opportunities Fund Performance
For the six-month period ended June 30, 2016, the Fund had returns of 14.76% on a net asset value (“NAV”) basis and 21.34% on a market price basis, while the S&P 500 Index returned 3.84%2 and the Barclays U.S. Aggregate Index returned 5.31%2. Since its inception on June 19, 2015, the Fund had annualized returns of 9.94% on a NAV basis and -4.82% on a market price basis. During the same period, the S&P 500 Index returned 5.52%2 and the Barclay’s U.S. Aggregate Index returned 1.67%2. During the period from January 1, 2016 to June 30, 2016, the Fund traded at an average discount of 13.78%2.
The Fund declared and paid monthly distributions during the first quarter of 2016 at $0.109/share. In response to market conditions, beginning with April 2016 through the end of the second quarter, the Fund declared and paid monthly distributions of  $0.100/share.
As of June 30, 2016, the Fund has accumulated total investments recorded at fair value of approximately $185.6 million, or 131.1% of net assets. NAV per share increased 10.9% from $17.77 at December 31, 2015 to $19.71 at June 30, 2016. The Fund’s leverage as a percentage of Managed Assets (defined as total assets
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (continued)June 30, 2016

of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) as of the end of the first half was 24.1%, down from 26.1% at December 31, 2016.
The Fund was invested across seven asset classes, with the top three allocations (as a percentage of total investments held) to Common Stocks at 51.9%, Preferred Stocks at 20.2%, and Corporate Bonds at 13.3%. EGIF held 205 securities across 175 issuers, with the top ten holdings representing approximately 27.8% of the Fund’s total holdings. The Fund is invested across 44 industries, with the top five industries representing 47.0% of the Fund’s total holdings.
As of June 30, 2016, the Fund had 28 written call option contracts outstanding with a fair value of  $44,660. For the six-month period ended June 30, 2016, the Fund wrote a total of 1,521 option contracts and recognized approximately $446,500 in losses on its option writing activity.
On behalf of the management team and the Board of Trustees, I thank you for your continued commitment in your investments with the Fund. For any questions, please contact us directly at 855-456-FWCP (3927) or via email at info@fourwoodcapital.com. Additional information on the Fund is available at www.fwcapitaladvisors.com/egif.
Sincerely,
Steven A. Baffico
President – Eagle Growth and Income Opportunities Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC, Eagle Asset Management Inc., and Recon Capital Partners LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA, Eagle and Recon Capital are not obligated to publicly update or revise any of the views expressed herein.

1
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

2
Source: Bloomberg.

3
The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

4
Barclays U.S. Aggregate Bond Index is a broad based index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in the United States. The index is comprised of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate and international dollar-denominated bonds, as well as mortgage-based and asset-backed securities, all with maturities of more than one year. It is not possible to invest directly in an index.

2   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited) June 30, 2016

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
iShares iBoxx $ High Yield Corporate Bond, ETF	4.25%
SPDR Barclays High Yield Bond, ETF	4.15%
Digital Realty Trust, Inc., Common Stock	2.61%
CenterPoint Energy, Inc., Common Stock	2.59%
AT&T, Inc., Common Stock	2.56%
EPR Properties, Common Stock	2.49%
General Electric Co., Common Stock	2.43%
National Grid PLC, Common Stock	2.27%
Verizon Communications, Inc., Common Stock	2.24%
Altria Group, Inc., Common Stock	2.17%
EGIF Total Return
	3 Month	6 Month	Since Inception(2)
Eagle Growth and Income Opportunities Fund
NAV	7.59%	14.76%	9.94%
Market Price	10.27%	21.34%	(4.82)%
S&P 500(3)	2.45%	3.84%	5.52%
Barclays Aggregate Bond Index(3)	2.21%	5.31%	1.67%
*
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purpose of the Fund’s allocation between equity and debt securities.

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(4)(5)
Banks	15.34%
Debt Fund*	8.39%
Oil, Gas & Consumable Fuels	8.17%
Real Estate Investment Trusts (REITs)	7.64%
Telecommunications	7.41%
Agriculture	6.72%
Electric Utilities	5.58%
Multi-Utilities	4.86%
Pharmaceuticals	4.46%
Capital Markets	3.81%
Media	3.25%
Commercial MBS	2.86%
Insurance	2.53%
Industrial Conglomerates	2.43%
Chemicals	2.36%
Automobiles	2.10%
Consumer Finance	1.77%
Communications Equipment	1.32%
Healthcare - Services	1.21%
Technology Hardware, Storage & Peripherals	1.11%
Retail	0.98%
Municipal Bonds	0.80%
Food Products	0.69%
Other(6)	4.21%
(1)
As a percentage of fair value of total investments held.

(2)
Annualized. Operations commenced on June 19, 2015.

(3)
Bloomberg.

(4)
As a percentage of fair value of investments, excluding short term investments.

(5)
Industry classifications are based upon Global Industry Classification Standard (“GICS”).

(6)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of June 30, 2016. Current information may differ from that shown.

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   3

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited)June 30, 2016

Investments	Shares	Value
COMMON STOCKS – 68.1% (51.9% of Total Investments)
Agriculture – 8.3%
Altria Group, Inc.†	58,520	$4,035,539
Philip Morris International, Inc.	36,652	3,728,242
Reynolds American, Inc.	73,610	3,969,787
Total Agriculture		11,733,568
Automobiles – 2.5%
Ford Motor Co.	284,978	3,582,173
Banks – 4.2%
Bank of Montreal (Canada)	48,719	3,088,297
Canadian Imperial Bank of Commerce (Canada)	38,595	2,897,327
Total Banks		5,985,624
Chemicals – 2.8%
Dow Chemical Co. (The)	44,294	2,201,855
LyondellBasell Industries NV, Class A	22,717	1,690,599
Total Chemicals		3,892,454
Communications Equipment – 1.7%
Cisco Systems, Inc.	85,094	2,441,347
Electric Utilities – 5.3%
PPL Corp.	99,721	3,764,468
Southern Co. (The)	70,537	3,782,899
Total Electric Utilities		7,547,367
Industrial Conglomerates – 3.2%
General Electric Co.	143,580	4,519,898
Media – 2.8%
Regal Entertainment Group, Class A	182,242	4,016,614
Multi-Utilities – 6.4%
CenterPoint Energy, Inc.†	200,139	4,803,336
National Grid PLC, ADR (United Kingdom)	56,795	4,221,572
Total Multi-Utilities		9,024,908
Oil, Gas & Consumable Fuels – 5.8%
Chevron Corp.	19,675	2,062,530
Kinder Morgan, Inc.	80,099	1,499,453
Occidental Petroleum Corp.	24,803	1,874,115
TOTAL SA, ADR (France)	57,314	2,756,804
Total Oil, Gas & Consumable Fuels		8,192,902
Pharmaceuticals – 5.0%
Merck & Co., Inc.	60,296	3,473,653
Pfizer, Inc.	103,169	3,632,580
Total Pharmaceuticals		7,106,233
Real Estate Investment Trusts (REITs) – 9.8%
Digital Realty Trust, Inc.	44,389	4,837,957
EPR Properties	57,334	4,625,707
See accompanying Notes to Financial Statements.
4   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (continued)June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	52,894	$2,792,804
Host Hotels & Resorts, Inc.	97,477	1,580,102
Total Real Estate Investment Trusts (REITs)		13,836,570
Technology Hardware, Storage & Peripherals – 1.2%
Seagate Technology PLC	68,067	1,658,112
Telecommunications – 9.1%
AT&T, Inc.†	110,153	4,759,711
CenturyLink, Inc.†	133,638	3,876,838
Verizon Communications, Inc.	74,509	4,160,583
Total Telecommunications		12,797,132
Total Common Stocks (Cost $91,412,272)		96,334,902
PREFERRED STOCKS – 26.4% (20.1% of Total Investments)
Banks – 15.8%
Bank of America Corp., Series W, 6.63%	20,000	548,000
Bank of America Corp., Series Y, 6.50%	40,000	1,084,800
BB&T Corp., Series E, 5.63%	40,000	1,054,000
BOK Financial Corp., 06/30/56, 5.38%	30,000	752,100
Citigroup, Inc., Series J, 7.13%	20,000	576,200
Citigroup, Inc., Series K, 6.88%	40,000	1,138,000
Fifth Third Bancorp, Series I, 6.63%	40,000	1,213,200
First Horizon National Corp., Series A, 6.20%	40,000	1,046,000
Huntington Bancshares, Inc./Oh, Series D, 6.25%	20,000	539,000
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,072,000
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,064,400
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	605,800
Regions Financial Corp., Series A, 6.38%	20,000	535,200
Regions Financial Corp., Series B, 6.38%	40,000	1,125,200
SunTrust Banks, Inc., Series E, 5.88%	40,000	1,052,400
US Bancorp, Series F, 6.50%	50,000	1,540,000
Wells Fargo & Co., 5.85%	40,000	1,103,600
Wells Fargo & Co., 6.63%	80,000	2,380,800
Wells Fargo & Co., Series L, 7.50%	3,000	3,897,600
Total Banks		22,328,300
Capital Markets – 5.0%
Bank of New York Mellon Corp. (The), 5.20%	20,000	529,800
Charles Schwab Corp. (The), Series B, 6.00%	20,000	538,000
Charles Schwab Corp. (The), Series C, 6.00%	20,000	545,600
Goldman Sachs Group, Inc. (The), 5.95%	40,000	1,046,800
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,116,000
Morgan Stanley, Series I, 6.38%	60,000	1,623,000
Northern Trust Corp., Series C, 5.85%	20,000	555,800
State Street Corp., 6.00%	40,000	1,116,000
Total Capital Markets		7,071,000

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (continued)June 30, 2016

Investments	Shares	Value
PREFERRED STOCKS (continued)
Consumer Finance – 2.3%
Capital One Financial Corp., Series D, 6.70%	60,000	$1,698,000
Discover Financial Services, Series B, 6.50%	60,000	1,586,400
Total Consumer Finance		3,284,400
Electric Utilities – 1.1%
Alabama Power Co., 6.45%	40,000	1,077,200
Southern Co. (The), 10/15/75, 6.25%	20,000	557,600
Total Electric Utilities		1,634,800
Insurance – 2.2%
Allstate Corp. (The), Series E, 6.63%	60,000	1,710,600
Hartford Financial Services Group, Inc. (The), 04/15/42, 7.88%	20,000	630,200
WR Berkley Corp., 06/01/56, 5.75%	30,000	761,400
Total Insurance		3,102,200
Total Preferred Stocks (Cost $35,242,246)		37,420,700
MASTER LIMITED PARTNERSHIPS – 3.4% (2.6% of Total Investments)
Oil, Gas & Consumable Fuels – 3.4%
Energy Transfer Partners LP	77,507	2,950,692
Plains All American Pipeline LP	67,068	1,843,699
Total Master Limited Partnerships (Cost $6,378,042)		4,794,391
EXCHANGE-TRADED FUNDS – 11.0% (8.4% of Total Investments)
Debt Fund – 11.0%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	93,080	7,882,945
SPDR Barclays High Yield Bond ETF(a)	215,620	7,697,634
Total Exchange-Traded Funds (Cost $16,556,818)		15,580,579
	Principal
CORPORATE BONDS – 17.5% (13.3% of Total Investments)
Advertising – 0.1%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$150,000	171,883
Aerospace & Defense – 0.2%
Harris Corp., 4.85%, 04/27/35	300,000	325,242
Agriculture – 0.5%
Altria Group, Inc., 9.95%, 11/10/38	100,000	179,819
Altria Group, Inc., 10.20%, 02/06/39	100,000	186,136
Reynolds American, Inc., 8.13%, 05/01/40	150,000	207,717
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	173,098
Total Agriculture		746,770

See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (continued)June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Auto Parts & Equipment – 0.2%
Johnson Controls, Inc., 4.63%, 07/02/44	$300,000	$317,859
Automobiles – 0.2%
Ford Motor Co., 4.75%, 01/15/43	150,000	159,144
General Motors Financial Co., Inc., 4.00%, 01/15/25	150,000	152,142
Total Automobiles		311,286
Banks – 0.1%
HSBC Holdings PLC (United Kingdom), 6.80%, 06/01/38	125,000	156,012
Beverages – 0.2%
Anheuser-Busch Cos. LLC, 6.50%, 05/01/42	150,000	204,539
Biotechnology – 0.5%
Amgen, Inc., 5.15%, 11/15/41	150,000	170,343
Celgene Corp., 5.00%, 08/15/45	300,000	331,006
Gilead Sciences, Inc., 5.65%, 12/01/41	150,000	187,809
Total Biotechnology		689,158
Chemicals – 0.3%
Dow Chemical Co. (The), 5.25%, 11/15/41	150,000	166,956
LYB International Finance BV (Netherlands), 4.88%, 03/15/44	300,000	318,176
Total Chemicals		485,132
Commercial Services – 0.5%
ERAC USA Finance LLC, 5.63%, 03/15/42(b)	300,000	364,592
McGraw-Hill Financial, Inc., 6.55%, 11/15/37	150,000	185,527
Verisk Analytics, Inc., 5.50%, 06/15/45	150,000	155,345
Total Commercial Services		705,464
Diversified Financial Services – 0.1%
Quicken Loans, Inc., 5.75%, 05/01/25(b)	150,000	146,625
Electric Utilities – 0.9%
Dominion Resources, Inc., 7.00%, 06/15/38	150,000	202,194
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	313,576
Iberdrola International BV (Netherlands), 6.75%, 07/15/36	150,000	197,853
Progress Energy, Inc., 6.00%, 12/01/39	150,000	191,870
Southern Power Co., 5.15%, 09/15/41	250,000	270,964
Total Electric Utilities		1,176,457
Electronics – 0.2%
Corning, Inc., 4.75%, 03/15/42	150,000	156,375
Keysight Technologies, Inc., 4.55%, 10/30/24	150,000	152,585
Total Electronics		308,960
Environmental Control – 0.1%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	131,000	175,005
Food Products – 0.9%
ConAgra Foods, Inc., 7.13%, 10/01/26	300,000	383,334
Ingredion, Inc., 6.63%, 04/15/37	100,000	125,511
Kellogg Co., Series B, 7.45%, 04/01/31	150,000	206,714
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (continued)June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Food Products (continued)
Kraft Heinz Foods Co., 5.20%, 07/15/45(b)	$150,000	$178,306
Kroger Co. (The), 6.90%, 04/15/38	150,000	206,603
Tyson Foods, Inc., 5.15%, 08/15/44	150,000	173,205
Total Food Products		1,273,673
Healthcare - Products – 0.2%
Becton Dickinson and Co., 4.69%, 12/15/44	150,000	170,156
Zimmer Biomet Holdings, Inc., 4.45%, 08/15/45	150,000	153,108
Total Healthcare - Products		323,264
Healthcare - Services – 1.7%
AHS Hospital Corp., 5.02%, 07/01/45	300,000	336,289
Anthem, Inc., 5.85%, 01/15/36	150,000	179,074
Dignity Health, 5.27%, 11/01/64	300,000	369,017
Humana, Inc., 8.15%, 06/15/38	100,000	144,957
Laboratory Corp. of America Holdings, 4.70%, 02/01/45	300,000	320,707
Northwell Healthcare, Inc., 6.15%, 11/01/43	150,000	207,191
Ochsner Clinic Foundation, 5.90%, 05/15/45	300,000	381,503
Quest Diagnostics, Inc., 4.70%, 03/30/45	300,000	315,643
Total Healthcare - Services		2,254,381
Home Furnishings – 0.1%
Whirlpool Corp., 5.15%, 03/01/43	150,000	168,072
Hotels, Restaurants & Leisure – 0.2%
Starwood Hotels & Resorts Worldwide, Inc., 4.50%, 10/01/34	300,000	305,345
Insurance – 1.1%
American International Group, Inc., 6.82%, 11/15/37	150,000	193,103
Aon Corp., 6.25%, 09/30/40	150,000	188,745
Assurant, Inc., 6.75%, 02/15/34	150,000	186,039
Berkshire Hathaway Finance Corp., 5.75%, 01/15/40	150,000	200,071
Hartford Financial Services Group, Inc. (The), 6.63%, 04/15/42	150,000	193,386
Loews Corp., 6.00%, 02/01/35	125,000	151,554
MetLife, Inc., 4.13%, 08/13/42	150,000	149,943
Protective Life Corp., 8.45%, 10/15/39	125,000	174,651
Prudential Financial, Inc., 6.63%, 12/01/37	125,000	161,726
Total Insurance		1,599,218
Internet – 0.4%
Amazon.com, Inc., 4.80%, 12/05/34	150,000	177,978
eBay, Inc., 4.00%, 07/15/42	100,000	85,022
VeriSign, Inc., 4.63%, 05/01/23	300,000	304,125
Total Internet		567,125
Media – 1.4%
21st Century Fox America, Inc., 5.40%, 10/01/43	150,000	175,499
CBS Corp., 4.90%, 08/15/44	300,000	305,680
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.38%, 10/23/35(b)	300,000	356,565
Discovery Communications LLC, 4.88%, 04/01/43	300,000	269,947
See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (continued)June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Media (continued)
Time Warner Cable, Inc., 7.30%, 07/01/38	$150,000	$186,862
Time Warner Cable, Inc., 5.88%, 11/15/40	100,000	110,085
Viacom, Inc., 5.65%, 04/01/24	300,000	306,047
Viacom, Inc., 5.85%, 09/01/43	300,000	299,103
Total Media		2,009,788
Mining – 0.2%
Alcoa, Inc., 6.75%, 01/15/28	150,000	153,094
Barrick North America Finance LLC, 7.50%, 09/15/38	150,000	170,190
Total Mining		323,284
Miscellaneous Manufacturing – 0.5%
Ingersoll-Rand Global Holding Co. Ltd., 5.75%, 06/15/43	300,000	370,437
Trinity Industries, Inc., 4.55%, 10/01/24	300,000	282,606
Total Miscellaneous Manufacturing		653,043
Office & Business Equipment – 0.1%
Xerox Corp., 6.75%, 12/15/39	150,000	144,738
Oil & Gas Services – 0.3%
Cameron International Corp., 5.13%, 12/15/43	300,000	333,446
Oil, Gas & Consumable Fuels – 1.6%
Apache Corp., 6.00%, 01/15/37	300,000	344,152
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	158,344
Continental Resources, Inc., 3.80%, 06/01/24	150,000	131,625
Devon Energy Corp., 5.60%, 07/15/41	300,000	294,173
Enbridge Energy Partners LP, Series B, 7.50%, 04/15/38	150,000	177,195
Enterprise Products Operating LLC, 5.10%, 02/15/45	300,000	331,354
Kinder Morgan, Inc., 4.30%, 06/01/25	150,000	155,168
Phillips 66, 4.88%, 11/15/44	300,000	328,591
Plains All American Pipeline LP / PAA Finance Corp., 4.30%, 01/31/43	150,000	122,035
Southwestern Energy Co., 4.95%, 01/23/25	150,000	144,000
Total Oil, Gas & Consumable Fuels		2,186,637
Pharmaceuticals – 0.8%
Actavis Funding SCS (Luxembourg), 4.85%, 06/15/44	150,000	158,726
Baxalta, Inc., 5.25%, 06/23/45	300,000	327,153
Cardinal Health, Inc., 4.90%, 09/15/45	150,000	168,065
Express Scripts Holding Co., 6.13%, 11/15/41	150,000	179,614
McKesson Corp., 6.00%, 03/01/41	150,000	191,175
Zoetis, Inc., 4.70%, 02/01/43	150,000	149,389
Total Pharmaceuticals		1,174,122
Real Estate – 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	300,000	307,159
Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp., 4.00%, 06/01/25	150,000	160,482
Welltower, Inc., 6.50%, 03/15/41	150,000	185,908
Total Real Estate Investment Trusts (REITs)		346,390

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (continued)June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Retail – 1.3%
Coach, Inc., 4.25%, 04/01/25	$300,000	$306,367
Darden Restaurants, Inc., 5.65%, 10/15/37	300,000	352,158
Macy’s Retail Holdings, Inc., 6.70%, 09/15/28	150,000	163,873
Nordstrom, Inc., 6.95%, 03/15/28	110,000	136,217
QVC, Inc., 4.45%, 02/15/25	300,000	302,010
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34	300,000	314,544
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	243,000
Total Retail		1,818,169
Semiconductors – 0.6%
Applied Materials, Inc., 5.85%, 06/15/41	150,000	184,949
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	323,243
QUALCOMM, Inc., 4.80%, 05/20/45	300,000	316,259
Total Semiconductors		824,451
Technology Hardware, Storage & Peripherals – 0.3%
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	289,616
Seagate HDD Cayman (Cayman Islands), 4.88%, 06/01/27	150,000	109,031
Total Technology Hardware, Storage & Peripherals		398,647
Telecommunications – 0.6%
America Movil SAB de CV (Mexico), 6.38%, 03/01/35	125,000	152,725
AT&T, Inc., 6.38%, 03/01/41	145,000	175,685
AT&T, Inc., 4.35%, 06/15/45	150,000	145,916
Rogers Communications, Inc. (Canada), 7.50%, 08/15/38	125,000	170,265
Verizon Communications, Inc., 5.01%, 08/21/54	300,000	318,862
Total Telecommunications		963,453
Toys, Games & Hobbies – 0.3%
Hasbro, Inc., 5.10%, 05/15/44	300,000	321,925
Mattel, Inc., 5.45%, 11/01/41	150,000	159,218
Total Toys, Games & Hobbies		481,143
Transportation – 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	150,000	193,298
Kansas City Southern Railway Co. (The), 4.30%, 05/15/43	150,000	149,356
Total Transportation		342,654
Total Corporate Bonds (Cost $23,012,764)		24,718,594
MORTGAGE BACKED SECURITIES – 3.7% (2.9% of Total Investments)
Commercial MBS – 3.7%
Citigroup Commercial Mortgage Trust, Class D, Series 2012-GC8, 09/10/45, 5.04%(b)(c)	400,000	384,927
Citigroup Commercial Mortgage Trust, Class D, Series 2013-GC11, 04/10/46, 4.60%(b)(c)	275,000	250,167
COMM 2012-CCRE4 Mortgage Trust, Class D, Series 2012-CR4, 10/15/45, 4.72%(b)(c)	420,000	406,254
GS Mortgage Securities Trust, Class C, Series 2014-GC22, 06/10/47, 4.80%(c)	240,000	249,646
See accompanying Notes to Financial Statements.
10   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (continued)June 30, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial MBS (continued)
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/10/46, 4.20%(b)(c)	$300,000	$261,025
JP Morgan Chase Commercial Mortgage Securities Trust, Class C, Series 2014-C20, 07/15/47, 4.72%(c)	250,000	250,016
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/15/43, 5.74%(b)(c)	140,000	147,884
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2011-C5, 08/15/46, 5.49%(b)(c)	400,000	413,774
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-CBX, 06/15/45, 5.39%(b)(c)	400,000	402,857
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/15/45, 4.81%(b)(c)	100,000	93,846
JP Morgan Chase Commercial Mortgage Securities Corp., Class E, Series 2012-LC9, 12/15/47, 4.56%(b)(c)	400,000	375,677
JP MBB Commercial Mortgage Securities Trust, Class D, Series 2013-C12, 07/15/45, 4.22%(c)	250,000	219,626
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/15/46, 4.43%(b)(c)	250,000	225,117
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C11, 08/15/46, 4.56%(b)(c)	250,000	223,849
Wells Fargo Commercial Mortgage Trust, Class D, Series 2012-LC5, 10/15/45, 4.94%(b)(c)	105,000	98,728
WFRBS Commercial Mortgage Trust, Class C, Series 2014-LC14, 03/15/47, 4.34%(c)	375,000	370,922
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/15/45, 4.60%(b)(c)	140,000	127,284
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/15/45, 4.32%(b)(c)	200,000	180,807
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 4.13%(b)(c)	400,000	350,672
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/15/46, 5.30%(b)(c)	300,000	279,072
Total Mortgage Backed Securities (Cost $5,532,812)		5,312,150
MUNICIPAL BONDS – 1.0% (0.8% of Total Investments)
City of Fresno CA Water System Revenue, 6.75%, 06/01/40	200,000	269,430
City of Pompano Beach FL, 5.58%, 01/01/40	285,000	311,599
Health Care Authority For Baptist Health (The), 5.50%, 11/15/43	300,000	340,239
Hillsborough County Aviation Authority, 5.25%, 10/01/41	145,000	158,259
Miami-Dade County Educational Facilities Authority, 5.07%, 04/01/50	200,000	239,172
Port Authority of New York & New Jersey, 4.82%, 06/01/45	150,000	165,715
Total Municipal Bonds (Cost $1,339,338)		1,484,414

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited) (concluded)June 30, 2016

Investments	Number of Contracts	Value
Total Investments – 131.1% (Cost $179,474,292)		$185,645,730
OPTIONS WRITTEN – (0.0)%
S&P 500® Index Call, Expires 07/29/16, Strike Price $2,120 (Premium Received $31,715)	28	(44,660)
Line of Credit Payable – (31.8)%		(45,000,000)
Other Assets in Excess of Liabilities – 0.7%		955,189
Net Assets – 100.0%		$141,556,259

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LP - Limited Partnership
PLC - Public Limited Company
†
All or a portion of these securities has been segregated as collateral for written options contracts. The aggregate market value of the collateral posted was $12,819,500.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(c)
Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2016.

See accompanying Notes to Financial Statements.
12   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Advertising	0.1%
Aerospace & Defense	0.2
Agriculture	8.8
Auto Parts & Equipment	0.2
Automobiles	2.7
Banks	20.1
Beverages	0.2
Biotechnology	0.5
Capital Markets	5.0
Chemicals	3.1
Commercial MBS	3.7
Commercial Services	0.5
Communications Equipment	1.7
Consumer Finance	2.3
Debt Fund	11.0
Diversified Financial Services	0.1
Electric Utilities	7.3
Electronics	0.2
Environmental Control	0.1
Food Products	0.9
Healthcare - Products	0.2
Healthcare - Services	1.7
Home Furnishings	0.1
Hotels, Restaurants & Leisure	0.2
Industrial Conglomerates	3.2
Insurance	3.3
Internet	0.4
Media	4.2
Mining	0.2
Miscellaneous Manufacturing	0.5
Multi-Utilities	6.4
Municipal Bonds	1.0
Office & Business Equipment	0.1
Oil & Gas Services	0.3
Oil, Gas & Consumable Fuels	10.8
Pharmaceuticals	5.8
Real Estate	0.2
Real Estate Investment Trusts (REITs)	10.1
Retail	1.3
Semiconductors	0.6
Technology Hardware, Storage & Peripherals	1.5
Telecommunications	9.7
Toys, Games & Hobbies	0.3
Transportation	0.3
Total Investments	131.1
Call Options Written	(0.0)
Line of Credit Payable	(31.8)
Other Assets in Excess of Liabilities	0.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   13

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	June 30, 2016 (unaudited)
ASSETS:
Investments, at value (cost $179,474,292)	$185,645,730
Cash	1,417,037
Dividends receivable	603,636
Interest receivable	336,391
Investment securities sold	31,715
Reclaims	22,574
Prepaid expenses	17,066
Total Assets	188,074,149
LIABILITIES:
Line of credit payable (Note 4)	45,000,000
Payable for investments purchased	1,095,000
Advisory fee payable (Note 5)	157,219
Sub-advisory fee payable (Note 5)	18,194
Investor support services fee payable (Note 5)	14,973
Options written, at value (Premiums received of $31,715)	44,660
Other accrued expenses	187,844
Total Liabilities	46,517,890
NET ASSETS	$141,556,259
NET ASSETS CONSIST OF:
Paid-in capital	$136,867,680
Overdistributed net investment income	(2,006,908)
Accumulated net realized gain on investments	537,011
Net unrealized appreciation on investments	6,158,476
NET ASSETS	$141,556,259
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per share	$19.71

See accompanying Notes to Financial Statements.
14   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund Statement of Operations	Semi Annual June 30, 2016 (unaudited)
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $20,892)	$3,498,871
Interest income	759,115
Total Income	4,257,986
EXPENSES:
Advisory fees (Note 5)	915,910
Line of credit fees	326,192
Sub-advisory fees (Note 5)	111,944
Professional fees	106,309
Investor support services fees (Note 5)	87,229
Administration fees	56,958
Trustees fees	54,163
Insurance fees	21,964
Compliance fees	13,523
Cusotdy fees	12,432
NYSE Listing fees	11,716
Printing and postage	11,330
Transfer Agent fees	8,852
Other Expenses	23,963
Total Expenses	1,762,485
Net Investment Income	2,495,501
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments	723,708
Net realized loss on written options	(446,499)
Net realized gain on foreign currency	1,024
Total net realized gain	278,233
Net change in unrealized appreciation on investments	15,753,245
Net change in unrealized depreciation on written options	(104,228)
Net change in unrealized depreciation on foreign currency	60
Total net change in unrealized gain	15,649,077
Net realized and unrealized gain on investments, written options and foreign currency	15,927,310
Net Increase in Net Assets Resulting From Operations	$18,422,811

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   15

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	For the Period June 19, 2015 to December 31, 2015
OPERATIONS:
Net investment income	$2,495,501	$2,448,715
Net realized gain on investments, written options and foreign currency	278,233	1,723,640
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency	15,649,077	(9,490,601)
Net increase (decrease) in net assets resulting from operations	18,422,811	(5,318,246)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,502,409)	(3,913,577)
COMMON SHARE TRANSACTIONS:
Proceeds from sale of Common Shares (net of offering costs of $0 and $287,026, respectively)	—	136,867,680
Net increase in net assets	13,920,402	127,635,857
NET ASSETS:
Beginning of period	127,635,857	—
End of period	$141,556,259	$127,635,857
Overdistributed net investment loss included in net assets at end of period	$(2,006,908)	$—

See accompanying Notes to Financial Statements.
16   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Statement of Cash Flows For the Six Months Ended June 30, 2016

Cash Flows From Operating Activities:
Net increase in net assets from operations	$18,422,811
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(13,544,481)
Proceeds from sales of long-term investments	16,329,612
Net options transaction	(598,532)
Net change in unrealized appreciation on investments and options	(15,649,017)
Net accretion/amortization of premium or discount	11,431
Net realized gain on investments and options	(277,209)
Decrease in receivable for investments sold	860,798
Increase in dividend receivable	(3,046)
Decrease in interest receivable	626
Increase in reclaim receivable	(22,574)
Decrease in prepaid expenses	9,119
Increase in payable for investments purchased	289,679
Increase in advisory fee payable	3,549
Decrease in sub-advisory fee payable	(556)
Increase in investor support services fee payable	338
Decrease in other accrued expenses	(4,253)
Net cash provided by operating activities	5,828,295
Cash Flows from Financing Activities:
Net proceeds from borrowings	—
Net proceeds from the sale of common shares	—
Distributions paid	(4,502,409)
Net cash used by financing activities	(4,502,409)
Net increase in cash	1,325,886
Cash, beginning of period	91,151
Cash, end of period	$1,417,037
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$310,459
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   17

Eagle Growth and Income Opportunities Fund Financial Highlights	Six-Months Ended June 30, 2016 (Unaudited)	For the Period June 19, 2015 to December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$17.77	$19.06
Operations:
Net investment income(1)	0.35	0.35
Net realized and unrealized gain (loss) on investments(2)	2.22	(1.09)
Total gain (loss) from investment operations	2.57	(0.74)
Distributions to shareholders from:
Distribution from net investment income	(0.63)	(0.55)
Net asset value per share, end of period	$19.71	$17.77
Market price per share, end of period	$17.69	$15.16
Total return:(3)
Net asset value	14.76%	(3.93)%
Market value	21.34%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$141,556	$127,636
Ratio of expenses, to average net assets(4)	2.72%	2.62%
Ratio of expenses, excluding interest on borrowings, to average net assets(4)	2.21%	2.27%
Ratio of net investment income, to average net assets(4)	3.85%	3.55%
Ratio of net investment income, excluding interest on borrowings, to average net assets(4)	4.35%	3.89%
Portfolio turnover rate	8%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(5)	$4,146	$3,836

Note:
The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.

1.
Based on average daily shares outstanding.

2.
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

3.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4.
Annualized.

5.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
18   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited)June 30, 2016

1. ORGANIZATION
Eagle Growth and Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015. The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (defined as total assets of the Fund, including any asset attributable to borrowing for investment purpose minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments. The Fund will invest at least 25% and at most 75% of its Managed Assets in equity securities, which may include common and preferred stocks, convertible securities, warrants, depository receipts, ETF’s, MLP’s and real estate investment trusts. The Fund will invest at least 25% and at most 75% of its Managed Assets in debt securities, which may include below investment grade securities (commonly known as “high yield” securities and “junk” bonds), notes, bonds, convertible bonds, bank loans, mortgage backed securities, ETF’s which invests primarily in debt securities and other types of debt instruments. Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities. FWCA has also engaged Recon Capital Partners, LLC (“Recon Capital”) to serve as a sub-adviser for the Fund, responsible for the management of the Fund’s options writing strategy.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities shall be valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities shall be valued at the official closing price.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   19

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Options contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or, in the absence of a sale, the mean of the last bid and asked prices.
Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. The Committee may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when credit worthiness of the issue is impaired or for other reasons.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the six month ended June 30, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
20   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2016:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$96,334,902	$—	$—	$96,334,902
Preferred Stocks	—	—	—	—
Banks	16,332,300	5,996,000	—	22,328,300
Capital Markets	6,515,200	555,800	—	7,071,000
Consumer Finance	3,284,400	—	—	3,284,400
Electric Utilities	557,600	1,077,200	—	1,634,800
Insurance	3,102,200	—	—	3,102,200
Corporate Bonds*	—	24,718,594	—	24,718,594
Exchange-Traded Funds*	15,580,579	—	—	15,580,579
Mortgage Backed Securities*	—	5,312,150	—	5,312,150
Master Limited Partnerships*	4,794,391	—	—	4,794,391
Municipal Bonds*	—	1,484,414	—	1,484,414
Total Asset Type	$146,501,572	$39,144,158	$—	$185,645,730
Liability Type
Other Financial Instruments
Options Written	(44,660)	—	—	(44,660)
Total Investments	$146,456,912	$39,144,158	$—	$185,601,070

*
Please refer to the Schedule of Investments for breakdown of valuations by industry

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period. Preferred Stocks valued at $1,570,800 were transferred from Level 1 to Level 2 and Preferred Stocks valued at $2,749,800 were transferred from Level 2 to Level 1 during the six months ended June 30, 2016. The Fund held no level 3 securities during the six months ended June 30, 2016.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2016, the fund is not subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. For the six month ended June 30, 2016, the Fund only had written options on index activity.
Options
The Fund may write call options on broad-based indices of securities and sectors of securities to generate gains from option premiums. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). When the Fund writes an index call, an amount equal to the net premium (the premium less commission) received is recorded as a liability in “options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as the net change in unrealized appreciation (depreciation) on written options on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as the net realized gain (loss) on written options on the Statement of Operations. The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of June 30, 2016, the Fund held securities with a value of  $12,819,500 as collateral for options written.
22   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2016

3. FINANCIAL DERIVATIVE INSTRUMENTS (concluded)
There are no master netting or similar arrangements in place for the written options contracts. Additionally, the written option contracts are presented on a gross basis in the Statement of Assets and Liabilities and the Schedule of Investments.
The average monthly volume of index options written during the six month ended June 30, 2016, was $141,655.
Written options activity for the six month ended June 30, 2016 was as follows:
	Number of Contracts	Premiums Received
Outstanding, beginning of period	142	$183,748
Options written	1,521	1,741,710
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	(1,635)	(1,893,743)
Outstanding, end of period	28	$31,715

As of June 30, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
4. BORROWINGS
On July 22, 2015, the Fund entered into a $50.0 million credit agreement with Societe Generale, New York Branch, expiring on July 21, 2017 (the “Credit Facility”). In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Further, under the Fund’s prospectus, the Fund is permitted to obtain leverage in an amount up to 25% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate (“LIBOR”) for three months plus 0.80% per annum and is payable monthly. At June 30, 2016, the Fund had borrowings outstanding of  $45,000,000 at an average interest rate of 1.43%. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2016. For the six month ended June 30, 2016, the average borrowings and average interest rate under the Credit Facility were $45,000,000 and 1.42%, respectively. As of June 30, 2016, the Fund’s effective leverage represented 24.1% of the Fund’s Managed Assets.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2016

4. BORROWINGS (concluded)
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval), contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
Recon Capital is also a Sub-adviser for the Fund. Recon Capital is responsible for the management of the Fund’s options writing strategy, subject to the authority of the Advisor and the Board. The Fund pays Recon Capital a fee of  $225,000 annually for its services.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
24   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2016

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of  $15,000 per annum, plus $3,000 per in person meeting fee for serving as a trustee of the Fund.
6. PORTFOLIO TRANSACTIONS
For the six month ended June 30, 2016, purchases and sales of investments, other than short-term securities, were $13,544,481 and $16,329,612, respectively.
7. CAPITAL
The following is a summary of share transactions for the six month ended June 30, 2016:
Shares of common stock, beginning of period	7,180,875
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,180,875

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2016 the Fund did not incur any income tax interest or penalties. As of June 30, 2016, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2016.
As determined at December 31, 2015 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments and payment of excise taxes. The amounts reclassified did not affect the net assets. The reclassifications decreased accumulated net realized gain on investments by $1,464,862 and increased accumulated net investments income $1,464,862.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (concluded)June 30, 2016

8. INCOME TAX INFORMATION (concluded)
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2015 are as follows:
Ordinary Income	Long-Term Capital Gain
$3,913,577	$—
At December 31, 2015, the Fund had no capital loss carry forwards which will reduce the Funds taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund did not incur any qualified late year or capital losses during 2015.
At December 31, 2015 the tax components of net assets we as follows:
Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments	Net Unrealized Depreciation on Investments
$ —	$258,778	$9,490,601
At June 30, 2016, the cost basis of portfolio securities for federal income tax purposes is $179,460,860. Gross unrealized appreciation is $14,515,980; gross unrealized depreciation is $8,331,110 and net unrealized appreciation is $6,184,870. The difference between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to REIT adjustments.
9. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 29, 2016, the Fund paid a regularly scheduled dividend in the amount of  $0.083 per share to shareholders of record on July 18, 2016.
The Fund declared a regularly scheduled distribution in the amount of  $0.083 per share payable on August 31, 2016 to shareholders of record as of August 19, 2016.
26   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)June 30, 2016

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   27

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)June 30, 2016

Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly

28   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)June 30, 2016

Dividend Reinvestment Plan (concluded)
Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   29

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited)June 30, 2016

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
30   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016

Trustees
Steven A. Baffico
Joseph L. Morea*#
S. James Coppersmith*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc.
Recon Capital Partners, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP (formerly McGladrey LLP)
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2016   31

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       As of the date of this filing, Jeff Vancavage is no longer a portfolio manager. There have been no other changes in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eagle Growth and Income Opportunities Fund

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	8-31-2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	8-31-2016

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer
(principal financial officer)

Date	8-31-2016

* Print the name and title of each signing officer under his or her signature.